SECURITIES AND EXCHANGE COMMISSION

WASHINGTON DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 24, 2003

KOPIN CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-19882	04-2833935
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

695 Myles Standish Blvd., Taunton, MA 02780-1042

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (508) 824-6696

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

99.1	Kopin Corporation Press Release, dated July 24, 2003.

Item 9.    Regulation FD Disclosure.

The following information is furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition.”

Kopin Corporation issued a press release on July 24, 2003, a copy of which is attached as Exhibit 99.1 to this report and incorporated herein by this reference, in which it announced financial results for the second quarter ended June 28, 2003. This information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KOPIN CORPORATION

Dated: July 24, 2003	By:	/s/ Richard A. Sneider
Richard A. Sneider Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated July 24, 2003